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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 3, 2005


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


           MICHIGAN                        0-452                 38-1093240
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  (State or other jurisdiction          (Commission            (IRS Employer
         of incorporation)              File Number)         Identification No.)


          100 EAST PATTERSON STREET
              TECUMSEH, MICHIGAN                           49286
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   (Address of principal executive offices)              (Zip Code)

     Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE
    ACT (17 CFR 240.13E-4(C))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

The registrant's press release dated February 3, 2005, regarding its fourth quarter and full year 2004 consolidated results is attached hereto as Exhibit 99.1.

ITEM 7.01  REGULATION FD DISCLOSURE

         The registrant hosted its fourth quarter and full year 2004 earnings conference call and webcast on Thursday, February 3, 2005 at 11:00 a.m. Eastern Time. Via the webcast, registrant presented its Fourth Quarter and Full Year 2004 Investor Presentation, which contains a summary of registrant's financial results for the quarter and year ending December 31, 2004, as well as certain other financial and operating information. Pursuant to Regulation FD and the requirements of Item 7.01 of Form 8-K, registrant hereby furnishes the Fourth Quarter and Full Year 2004 Investor Presentation as Exhibit 99.2 to this report. The Investor Presentation will be posted on the registrant's website, www.tecumseh.com, through at least February 17, 2005. Exhibit 99.2 is incorporated by reference under this Item 7.01.

Note: The information in this report (including Exhibit 99.2) is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD or Item 7.01 of Form 8-K.



                                      -1-

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date:  February 3, 2004                 By  /s/ James S. Nicholson
                                           ------------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                                 Financial Officer



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                                  EXHIBIT INDEX


      Exhibit No.                Description

          99.1       Press release dated February 3, 2005

          99.2       Fourth Quarter and Full Year 2004 Investor Presentation